Exhibit  99.1

Holly Energy Partners, L.P. UBS Leveraged Finance Conference May 12, 2005

HEP background / History of Holly Corporation Holly Corporation assets HEP Assets HEP's first acquisition - Alon USA assets HEP growth / safety / stability HEP financials

Safe Harbor Disclosure Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation ("Holly") and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals recently acquired from Alon, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's, Alon's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the outcome of Holly's litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

On February 28, 2005, Holly Energy Partners issued $150 million of senior notes due 2015 to finance the acquisition of logistic assets from Alon USA Holly Energy anticipates additional debt and equity offerings to fund its future acquisition path.

HEP's formation -- Holly Corporation as sponsor Holly Corporation (NYSE: HOC) entered refining business in 1969 Acquired refinery in Artesia, NM-expanded capacity 3 times since purchase Acquired refinery in Great Falls, MT in 1982 Acquired refinery in Woods Cross, UT in 2003

Woods Cross Refinery (26,000 bpd) Montana Refinery (8,000 bpd) High Margin Refining Region Margins(d) NRC W-C MRC 2003 $7.43 $6.10 $7.63 2004 $10.16 $6.00 $7.73 2003 EBITDA (mm) $112 2004 EBITDA (mm) $178 Current Refining Capacity (bpd) 109,000 Equity Market Cap (bb)(a) $1.1 Total Debt (mm)(b) $8.6 Cash (mm)(c) $194 Navajo Refinery (75,000 bpd) Holly Corp (HOC) As of May 5, 2005. Market capitalization is computed by multiplying the share price by the number of shares outstanding. As of March 31, 2005. Excludes $150mm HEP 6 1/4% notes As of March 31, 2005. (Includes cash and marketable securities.) Gross refining margins is defined at end of presentation

HOC: Strong Balance Sheet & Income Statement, 5-Year Average SUN VLO TSO FTO GI HOC 0.03 0.035 0.02 0.027 0.008 0.035 SUN VLO TSO FTO GI HOC 0.052 0.05 0.029 0.069 0.012 0.074 SUN VLO TSO FTO GI HOC 0.119 0.083 0.042 0.122 0.016 0.18 (definitions at end of presentation) SUN VLO TSO FTO GI HOC 0.857 0.799 1.359 1.26 2.12 0.151

HEP's formation -- Holly Corporation as sponsor Holly has acquired and/or built extensive storage, terminalling and pipeline distribution network to support refining operations Inherent problem with refiners: Pipeline and terminal assets (Logistic assets) which are imbedded in refining operations tend to be valued at 'refining' multiples instead of 'logistics' multiples

HEP's formation -- Holly Corporation as sponsor Late 1990's: Began to explore ways to unlock logistic assets values Sale of logistic assets to 3rd party 'problematic' because of refining reliance to deliver feedstocks and move products to market Early 2000: Began to explore Master Limited Partnership (MLP) approach to unlocking value imbedded in logistic assets July 2004: Holly Energy Partners IPO successfully received by investment marketplace

HEP's formation -- Holly Corporation as sponsor Holly Energy Partners (NYSE: HEP) IPO Brought to market by Goldman Sachs, UBS, Lehman Bros., A.G Edwards & Raymond James 7 millions common units sold at $22.25 (current price: $43) $100 million credit facility created, led by Union Bank of California (currently nothing drawn on facility)

Holly & HEP Assets 109,000 bpd of refining capacity All HOC refineries have direct connection to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas and Southeast New Mexico Over 1,500 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

MLP Investment Space Two 'requirements' in the MLP investment space: Pay 'healthy' distribution Grow distribution through asset growth

MLP Investment Space - Yield Profile* HEP Yield *Annualized most recent quarter's distribution divided by unit price

Existing Products Pipelines Over 900 miles of owned pipeline and 300 miles of leased pipeline System delivers product to important New Mexico, Texas and Arizona markets 99% of Navajo's & 70% of Alon's refined products transported by HEP's pipelines Artesia to El Paso P/L System 2 HEP owned P/Ls transporting product from Artesia, NM to El Paso, TX North Products P/L-MAPCO P/L transporting product from Artesia, NM to Moriarty/Bloomfield, NM Alon P/L System P/L transporting product east from Big Spring to north central Texas P/L transporting product west from Big Spring to El Paso, TX

Rio Grande Pipeline Joint venture that owns 249 miles of pipeline Delivers LPGs to northern Mexico markets Increased to a controlling interest of 70% in 2003 Completed reconditioning in 2003 to facilitate expansion Long-term contract with BP as shipper BP owns the remaining 30% of the partnership BP guarantees a minimum average of 16,500 bpd for the duration of the agreement (through 2007)

Southwest Terminals 7 terminals with aggregate storage capacity of over 1,400,000 bbls Terminals integral to HEP's pipeline system Terminals also linked to multiple common carriers Recent construction at Moriarty and Bloomfield terminals allows increased volume and additional products to be shipped to New Mexico markets

Northwest Terminals 4 terminals with aggregate storage capacity of over 600,000 bbls Serve Holly Corp's Woods Cross Refinery and other third party shippers Linked by third party pipelines 3 terminals acquired in 2003 as part of Holly Corp's growth initiative Mountain Home is the only terminal that supplies Mountain Home Air Force base

Alon USA Pipelines and Terminals-Assets Recently Acquired Four refined products pipelines Over 500 miles of refined product pipeline 2 refined products terminals located in Abilene & Wichita Falls, TX A refined product tank farm located at Orla, TX Assets distribute approximately 70% of Alon's light refined products

HEP's Acquisition of Alon USA Pipelines & Terminals To finance this acquisition: HEP issued 937,500 subordinated units to Alon Issued $150 million, 6 1/4% Senior Notes, due 2015

Stable Cash Flows 94% of HEP's revenues comes from long-term contracts 15-year agreements with Holly Corp & Alon USA (on newly acquired Alon assets) Minimum revenue commitment of $35.4 million from Holly Corp Alon USA has leased 20,000 bpd of capacity in the "8-12-8" pipeline from Orla to El Paso, Texas from HEP under three separate long-term leases (on pre-existing pipeline lease) BP contract at Rio Grande pipeline requiring BP to ship a minimum average of 16,500 bpd

Stable Cash Flows Approximately $71 million of HEP revenue is subject to long-term contracts: Counterparty Type of contract Revenue ($ millions) Holly Corp Minimum Revenue Commitment 35.4 Alon USA Capacity Commitment (20,000 bpd) 6.6 BP Capacity Commitment (16,500 bpd) 8.6 Alon USA Minimum Volume Commitment 20.2 TOTAL 70.8

Serving Above Average Population Growth Markets Arizona and Texas El Paso is gateway to finished products markets in Tucson and Phoenix Substantial increase in product volumes shipped to El Paso since 1995 West Coast unlikely to produce excess products due to MTBE ban Alon assets increase HEP's footprint in north-central and West Texas Northern New Mexico Strong growth in Northern New Mexico market / Albuquerque-Santa Fe markets Bloomfield/'4-Corners' terminal provides access to Colorado and Utah markets Northern Mexico Solid growth in Northern Mexico market Limited infrastructure in Mexico for Pemex to supply Northern sections

Senior Unsecured Notes Issuers: Holly Energy Partners, L.P. & Holly Energy Finance Corp Underwriters: UBS (book-runner) Banc of America and Goldman (co-managers) Issue Size: $150 million Pricing Date: February 11, 2005 Maturity: March 1, 2015 (10 years) Coupon: 6-1/4% (215 bp over 10-yr Treasuries) Price to Investors: 100%

Senior Unsecured Notes Optional Redemption: Non-call 5; then on: 3/1/10 - 103.125 3/1/12 - 101.042 3/1/11 - 102.083 3/1/13 - 100.000 Prior to 3/1/08 may redeem up to 35% of notes at 106.25 with proceeds of equity offering(s) Callable within 5 years at make-whole premium Mandatory Redemption: Optional put at 101 by note holders upon change of control Distribution: Rule 144A with registration rights Ratings: Ba3 / B+

Interest Rate Swap Notional Amount: $60,000,000 Counterparty: Goldman Sachs Trade Date: March 11, 2005 Termination Date: March 1, 2015 (10 years) Swap Rate: 3-Month LIBOR + 1.1575% (paid quarterly) (initial LIBOR was 2.96% + 1.16% = 4.12% initial rate) Optional Early Termination: March 1, 2010 and thereafter at Goldman's option with premiums equal to call premiums on senior notes Fixed/Floating: 60% fixed rate / 40% floating rate

Moody's Rating Ba3 (one notch higher than S&P's B+ rating) Restrictions $100 million credit facility available to fund acquisitions but must be taken out with 50/50 combination of unsecured debt/equity within roughly 30 days "Permanent" funding under secured credit facility limited to $25 million Must reduce credit facility borrowings to no more than $10 million for 30 days each year Moody's "highly sensitive to leverage in next acquisition"

HEP Consolidated Statement Of Income Revenues: Affiliates $ 9,430 Third parties 7,083 16,513 Operating costs and expenses: Operations 5,388 Depreciation and amortization 2,363 General and administrative 977 8,728 Operating income 7,785 Other income (expense): Interest income 88 Interest expense (1,118) (1,030) Income before minority interest 6,755 Minority interest in Rio Grande Pipeline Company (429) Net income 6,326 Less: Net income attributable to Predecessor - General partner interest in net income 126 Limited partners' interest in net income $ 6,200 Net income per limited partner unit - Basic and diluted $ 0.43 Weighted average limited partners' units outstanding 14,333 Three Months Ended March 31, 2005

HEP Distributable Cash Flow Net income $6,326 Add interest expense 1,005 Add amortization of deferred debt issuance costs 113 Subtract interest income (88) Add depreciation and amortization 2,363 EBITDA (1) 9,719 Subtract interest expense (1,005) Add interest income 88 Subtract maintenance capital expenditures (2) (167) Distributable cash flow (3) $ 8,635 Three Months Ended March 31, 2005 (1) Defined at end of presentation (2)Maintenance capital expenditures are capital expenditures made to replace partially or fully depreciated assets in order to maintain the existing operating capacity of our assets and to extend their useful lives. (3) Distributable cash flow is not a calculation based upon U.S. GAAP.

Earnings and Cash Flow Guidance EBITDA: $52 million Interest Expense 6.25% on $90 million Three months LIBOR plus 115.75 basis points on $60 million Commitment fee of 50 basis points on $100 million credit facility, and Approximately $650,000 of annual amortization of debt issuance and underwriting costs Depreciation & Amortization: $ 14.5 million Maintenance Capital Expenditures: $ 2 million

Key HEP Investment Highlights Well maintained assets serving high growth markets Stable base of revenue with long-term fee based commitments No commodity risk / stable operations --Won't take any --Stable operating cost structure Disciplined growth strategy Conservative financial structure --Growth with mix of debt & equity

Holly Energy Partners, L.P. (HEP) Question period from audience Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555

Definitions Gross refining margin - Refining revenues less refining cost of products sold Pre-tax margin - Income before income taxes divided by sales and other revenues Return on assets - Net income divided by total assets Return on invested capital - Net income divided by the sum of total stockholders' equity plus debt. Debt includes long-term debt and current maturities of long-term debt. Debt to equity - Debt divided by total stockholders' equity.

Definitions Holly Corporation Earnings Before Interest, Taxes, Depreciation and Amortization - 2004 & 2003 (in thousands): 2004 2003 Net Income $83,879 $46,053 Add provision for income tax 54,590 28,306 Add interest expense 3,524 2,136 Subtract interest income (4,372) (458) Add depreciation & amortization 40,481 36,275 EBITDA $178,102 $112,312 Earnings before interest, taxes, depreciation and amortization - EBITDA is calculated as net income plus (i) interest expense, (ii) less interest income, (iii) plus income tax provision, and (iv) plus depreciation, depletion and amortization. EBITDA is not a calculation based upon generally accepted accounting principles; however, the amounts included in the EBITDA calculation are derived from amounts included in the consolidated financial statements of Holly. EBITDA should not be considered as an alternative to net income or operating income, as an indication of operating performance of Holly or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it enhances an investor's understanding of Holly's ability to satisfy principal and interest obligations with respect to Holly's indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by Holly management for internal analysis and as a basis for financial covenants. EBITDA is reconciled to net income in the table above.